Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
March 31, 2020

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 21 percent.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets, and

•	Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	March 31,	December 31,	March 31,	Percent Changes vs.
	2020	2019	2019	4Q19	1Q19
Net interest income (2)	$796	$786	$829	1%	(4)%
FTE adjustment	(6)	(6)	(7)	—	14
Net interest income	790	780	822	1	(4)
Provision for credit losses	441	79	67	458	558
Noninterest income	361	372	319	(3)	13
Noninterest expense	652	701	653	(7)	—
Income before income taxes	58	372	421	(84)	(86)
Provision for income taxes	10	55	63	(82)	(84)
Net income	48	317	358	(85)	(87)
Dividends on preferred shares	18	19	19	(5)	(5)
Net income applicable to common shares	$30	$298	$339	(90)%	(91)%

Net income per common share - diluted	$0.03	$0.28	$0.32	(89)%	(91)%
Cash dividends declared per common share	0.15	0.15	0.14	—	7
Tangible book value per common share at end of period	8.28	8.25	7.67	—	8
Number of common shares repurchased	7,088	13,104	1,833	(46)	287
Average common shares - basic	1,018	1,029	1,047	(1)	(3)
Average common shares - diluted	1,035	1,047	1,066	(1)	(3)
Ending common shares outstanding	1,014	1,020	1,046	(1)	(3)
Return on average assets	0.17%	1.15%	1.35%
Return on average common shareholders’ equity	1.1	11.1	13.8
Return on average tangible common shareholders’ equity (1)	1.8	14.3	18.3
Net interest margin (2)	3.14	3.12	3.39
Efficiency ratio (3)	55.4	58.4	55.8
Effective tax rate	17.0	14.8	15.0
Average total assets	$110,147	$108,713	$107,511	1	2
Average earning assets	101,783	100,062	99,212	2	3
Average loans and leases	75,696	75,103	74,775	1	1
Average loans and leases - linked quarter annualized growth rate	3.2%	—%	5.2%
Average total deposits	$82,733	$82,592	$82,772	—	—
Average core deposits (4)	79,528	79,690	79,033	—	1
Average core deposits - linked quarter annualized growth rate	(0.8)%	1.8%	(0.2)%
Average shareholders’ equity	11,636	11,884	11,156	(2)	4
Average common total shareholders' equity	10,433	10,681	9,953	(2)	5
Average tangible common shareholders' equity	8,264	8,503	7,746	(3)	7
Total assets at end of period	113,897	109,002	108,203	4	5
Total shareholders’ equity at end of period	11,769	11,795	11,432	—	3

NCOs as a % of average loans and leases	0.62%	0.39%	0.38%
NAL ratio	0.72	0.62	0.56
NPA ratio (5)	0.75	0.66	0.61
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.93	1.04	1.02
Common equity tier 1 risk-based capital ratio (6)	9.47	9.88	9.84
Tangible common equity / tangible asset ratio (7)	7.52	7.88	7.57
See Notes to the Quarterly Key Statistics.

Key Statistics Footnotes

(1)
Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

(3)	Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

(4)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.

(5)	NPAs include other real estate owned.

(6)	March 31, 2020, figures are estimated.

(7)
Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	March 31,	December 31,
(dollar amounts in millions)	2020	2019	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,431	$1,045	37%
Interest-bearing deposits in Federal Reserve Bank	336	125	169
Interest-bearing deposits in banks	137	102	34
Trading account securities	36	99	(64)
Available-for-sale securities	14,622	14,149	3
Held-to-maturity securities	10,193	9,070	12
Other securities	488	441	11
Loans held for sale	997	877	14
Loans and leases (1)	78,035	75,404	3
Allowance for loan and lease losses	(1,504)	(783)	(92)
Net loans and leases	76,531	74,621	3
Bank owned life insurance	2,551	2,542	—
Premises and equipment	743	763	(3)
Goodwill	1,990	1,990	—
Service rights and other intangible assets	417	475	(12)
Other assets	3,425	2,703	27
Total assets	$113,897	$109,002	4%

Liabilities and shareholders’ equity
Liabilities
Deposits (2)	$86,830	$82,347	5%
Short-term borrowings	2,826	2,606	8
Long-term debt	9,796	9,849	(1)
Other liabilities	2,676	2,405	11
Total liabilities	102,128	97,207	5

Shareholders' equity
Preferred stock	1,203	1,203	—
Common stock	10	10	—
Capital surplus	8,728	8,806	(1)
Less treasury shares, at cost	(56)	(56)	—
Accumulated other comprehensive loss	227	(256)	189
Retained earnings (deficit)	1,657	2,088	(21)
Total shareholders’ equity	11,769	11,795	—
Total liabilities and shareholders’ equity	$113,897	$109,002	4%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000
Common shares outstanding	1,014,218,094	1,020,003,482
Treasury shares outstanding	4,534,022	4,537,605
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares outstanding	740,500	740,500

(1)	See page 5 for detail of loans and leases.

(2)	See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2020		2019		2019		2019		2019
Ending Balances by Type:
Total loans
Commercial:
Commercial and industrial	$32,959	42%	$30,664	41%	$30,394	41%	$30,608	41%	$30,972	41%
Commercial real estate:
Construction	1,180	2	1,123	1	1,157	2	1,146	1	1,152	2
Commercial	5,793	7	5,551	7	5,698	8	5,742	8	5,643	8
Commercial real estate	6,973	9	6,674	8	6,855	10	6,888	9	6,795	10
Total commercial	39,932	51	37,338	49	37,249	51	37,496	50	37,767	51
Consumer:
Automobile	12,907	17	12,797	17	12,292	15	12,173	16	12,272	16
Home equity	9,010	11	9,093	12	9,300	12	9,419	12	9,551	13
Residential mortgage	11,398	15	11,376	15	11,247	15	11,182	15	10,885	14
RV and marine	3,643	5	3,563	5	3,553	5	3,492	5	3,344	4
Other consumer	1,145	1	1,237	2	1,251	2	1,271	2	1,260	2
Total consumer	38,103	49	38,066	51	37,643	49	37,537	50	37,312	49
Total loans and leases	$78,035	100%	$75,404	100%	$74,892	100%	$75,033	100%	$75,079	100%

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2020		2019		2019		2019		2019
Ending Balances by Business Segment:
Consumer and Business Banking	$21,544	28%	$21,716	29%	$21,963	30%	$22,128	30%	$22,175	29%
Commercial Banking	29,421	38	27,050	36	27,090	36	27,311	36	27,554	37
Vehicle Finance	20,552	26	20,190	27	19,484	26	19,417	26	19,332	26
RBHPCG	6,457	8	6,366	8	6,294	8	6,179	8	5,954	8
Treasury / Other	61	—	82	—	61	—	(2)	—	64	—
Total loans and leases	$78,035	100%	$75,404	100%	$74,892	100%	$75,033	100%	$75,079	100%

Average Balances by Business Segment:
Consumer and Business Banking	$21,593	29%	$21,845	30%	$22,092	30%	$22,139	30%	$22,241	30%
Commercial Banking	27,238	36	26,993	36	27,295	36	27,350	36	27,174	36
Vehicle Finance	20,307	27	19,852	26	19,370	26	19,298	26	19,340	26
RBHPCG	6,415	8	6,314	8	6,237	8	6,054	8	5,920	8
Treasury / Other	143	—	99	—	102	—	91	—	100	—
Total loans and leases	$75,696	100%	$75,103	100%	$75,096	100%	$74,932	100%	$74,775	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2020		2019		2019		2019		2019
Ending Balances by Type:
Demand deposits - noninterest-bearing	$21,039	24%	$20,247	25%	$20,553	25%	$19,383	24%	$20,036	24%
Demand deposits - interest-bearing	23,115	27	20,583	25	19,976	24	19,085	24	19,906	24
Money market deposits	25,068	29	24,726	30	23,977	29	23,952	30	22,931	28
Savings and other domestic deposits	9,845	11	9,549	12	9,566	12	9,803	12	10,277	13
Core certificates of deposit (1)	3,599	4	4,356	5	5,443	7	5,703	7	6,007	7
Total core deposits	82,666	95	79,461	97	79,515	97	77,926	97	79,157	96
Other domestic deposits of $250,000 or more	276	—	313	—	326	—	316	—	313	1
Brokered deposits and negotiable CDs	3,888	5	2,573	3	2,554	3	2,640	3	2,685	3
Total deposits	$86,830	100%	$82,347	100%	$82,395	100%	$80,882	100%	$82,155	100%
Total core deposits:
Commercial	$38,064	46%	$34,957	44%	$35,247	44%	$33,371	43%	$33,546	42%
Consumer	44,602	54	44,504	56	44,268	56	44,555	57	45,611	58
Total core deposits	$82,666	100%	$79,461	100%	$79,515	100%	$77,926	100%	$79,157	100%
Ending Balances by Business Segment:
Consumer and Business Banking	$51,898	60%	$51,675	63%	$51,671	63%	$51,577	64%	$52,354	64%
Commercial Banking	23,530	27	20,762	25	21,088	26	20,049	25	20,543	25
Vehicle Finance	525	1	376	—	363	—	339	—	327	—
RBHPCG	6,265	7	6,370	8	6,101	7	5,863	7	5,959	7
Treasury / Other (2)	4,612	5	3,164	4	3,172	4	3,054	4	2,972	4
Total deposits	$86,830	100%	$82,347	100%	$82,395	100%	$80,882	100%	$82,155	100%

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2020		2019		2019		2019		2019
Average Balances by Business Segment:
Consumer and Business Banking	$51,296	62%	$52,059	63%	$51,604	63%	$51,935	64%	$50,961	62%
Commercial Banking	21,525	26	20,974	25	21,227	26	20,361	25	21,739	26
Vehicle Finance	366	—	347	—	359	—	322	—	305	—
RBHPCG	6,100	7	6,113	7	5,958	7	5,918	7	5,942	7
Treasury / Other (2)	3,446	5	3,099	5	3,101	4	3,182	4	3,825	5
Total deposits	$82,733	100%	$82,592	100%	$82,249	100%	$81,718	100%	$82,772	100%

(1)	Includes consumer certificates of deposit of $250,000 or more.

(2)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	March 31,	December 31,	September 30,	June 30,	March 31,	Percent Changes vs.
(dollar amounts in millions)	2020	2019	2019	2019	2019	4Q19	1Q19
Assets
Interest-bearing deposits in Federal Reserve Bank	$680	$672	$514	$518	$501	1%	36%
Interest-bearing deposits in banks	150	176	149	135	109	(15)	38
Securities:
Trading account securities	95	109	137	161	138	(13)	(31)
Available-for-sale securities:
Taxable	11,671	11,221	11,096	10,501	10,752	4	9
Tax-exempt	2,753	2,791	2,820	2,970	3,048	(1)	(10)
Total available-for-sale securities	14,424	14,012	13,916	13,471	13,800	3	5
Held-to-maturity securities - taxable	9,428	8,592	8,566	8,771	8,653	10	9
Other securities	445	448	437	466	536	(1)	(17)
Total securities	24,392	23,161	23,056	22,869	23,127	5	5
Loans held for sale	865	950	877	734	700	(9)	24
Loans and leases: (2)
Commercial:
Commercial and industrial	30,849	30,373	30,632	30,644	30,546	2	1
Commercial real estate:
Construction	1,165	1,181	1,165	1,168	1,174	(1)	(1)
Commercial	5,566	5,625	5,762	5,732	5,686	(1)	(2)
Commercial real estate	6,731	6,806	6,927	6,900	6,860	(1)	(2)
Total commercial	37,580	37,179	37,559	37,544	37,406	1	—
Consumer:
Automobile	12,924	12,607	12,181	12,219	12,361	3	5
Home equity	9,026	9,192	9,353	9,482	9,641	(2)	(6)
Residential mortgage	11,391	11,330	11,214	11,010	10,787	1	6
RV and marine	3,590	3,564	3,528	3,413	3,296	1	9
Other consumer	1,185	1,231	1,261	1,264	1,284	(4)	(8)
Total consumer	38,116	37,924	37,537	37,388	37,369	1	2
Total loans and leases	75,696	75,103	75,096	74,932	74,775	1	1
Allowance for loan and lease losses	(1,239)	(787)	(799)	(778)	(780)	(57)	(59)
Net loans and leases	74,457	74,316	74,297	74,154	73,995	—	1
Total earning assets	101,783	100,062	99,692	99,188	99,212	2	3
Cash and due from banks	914	864	817	835	853	6	7
Intangible assets	2,217	2,228	2,240	2,252	2,265	—	(2)
All other assets	6,472	6,346	6,216	5,982	5,961	2	9
Total assets	$110,147	$108,713	$108,166	$107,479	$107,511	1%	2%
Liabilities and shareholders’ equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$21,202	$20,140	$19,796	$19,693	$19,770	5%	7%
Money market deposits	24,697	24,560	24,266	23,305	22,935	1	8
Savings and other domestic deposits	9,632	9,552	9,681	10,105	10,338	1	(7)
Core certificates of deposit (3)	3,943	4,795	5,666	5,860	6,052	(18)	(35)
Other domestic deposits of $250,000 or more	321	313	315	310	335	3	(4)
Brokered deposits and negotiable CDs	2,884	2,589	2,599	2,685	3,404	11	(15)
Total interest-bearing deposits	62,679	61,949	62,323	61,958	62,834	1	—
Short-term borrowings	3,383	1,965	2,331	3,166	2,320	72	46
Long-term debt	10,076	9,886	9,536	8,914	8,979	2	12
Total interest-bearing liabilities	76,138	73,800	74,190	74,038	74,133	3	3
Demand deposits - noninterest-bearing	20,054	20,643	19,926	19,760	19,938	(3)	1
All other liabilities	2,319	2,386	2,336	2,206	2,284	(3)	2
Shareholders’ equity	11,636	11,884	11,714	11,475	11,156	(2)	4
Total liabilities and shareholders’ equity	$110,147	$108,713	$108,166	$107,479	$107,511	1%	2%

(1)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(2)	Includes nonaccrual loans.

(3)	Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2020	2019	2019	2019	2019
Assets
Interest-bearing deposits in Federal Reserve Bank	$2	$3	$3	$3	$3
Interest-bearing deposits in banks	1	1	1	—	1
Securities:
Trading account securities	1	1	—	1	1
Available-for-sale securities:
Taxable	76	73	74	72	76
Tax-exempt	23	24	26	27	28
Total available-for-sale securities	99	97	100	99	104
Held-to-maturity securities - taxable	59	54	54	56	54
Other securities	2	3	3	4	6
Total securities	161	155	157	160	165
Loans held for sale	7	8	9	7	7
Loans and leases:
Commercial:
Commercial and industrial	318	335	358	373	375
Commercial real estate:
Construction	14	15	16	17	16
Commercial	56	63	68	71	71
Commercial real estate	70	78	84	88	87
Total commercial	388	413	442	461	462
Consumer:
Automobile	130	131	126	123	120
Home equity	107	117	127	131	133
Residential mortgage	105	105	107	106	104
RV and marine	44	45	44	42	40
Other consumer	36	39	42	42	42
Total consumer	422	437	446	444	439
Total loans and leases	810	850	888	905	901
Total earning assets	$981	$1,017	$1,058	$1,075	$1,077

Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$23	$32	$29	$28	$27
Money market deposits	50	61	73	67	59
Savings and other domestic deposits	4	5	5	6	6
Core certificates of deposit (3)	19	25	31	32	31
Other domestic deposits of $250,000 or more	1	3	1	1	2
Brokered deposits and negotiable CDs	8	10	15	16	20
Total interest-bearing deposits	105	136	154	150	145
Short-term borrowings	12	8	13	19	14
Long-term debt	68	87	86	87	89
Total interest bearing liabilities	185	231	253	256	248
Net interest income	$796	$786	$805	$819	$829

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 9 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates
	March 31,	December 31,	September 30,	June 30,	March 31,
Fully-taxable equivalent basis (1)	2020	2019	2019	2019	2019
Assets
Interest-bearing deposits in Federal Reserve Bank	1.08%	1.66%	2.19%	2.38%	2.40%
Interest-bearing deposits in banks	1.52	1.81	2.38	2.08	1.75
Securities:
Trading account securities	3.21	2.45	2.36	1.92	2.03
Available-for-sale securities:
Taxable	2.62	2.63	2.67	2.73	2.82
Tax-exempt	3.30	3.43	3.63	3.66	3.69
Total available-for-sale securities	2.75	2.79	2.87	2.94	3.01
Held-to-maturity securities - taxable	2.50	2.50	2.51	2.54	2.52
Other securities	2.07	2.57	3.15	3.44	4.51
Total securities	2.64	2.68	2.74	2.79	2.86
Loans held for sale	3.39	3.40	3.69	4.00	4.07
Loans and leases: (3)
Commercial:
Commercial and industrial	4.12	4.31	4.57	4.82	4.91
Commercial real estate:
Construction	4.75	5.07	5.50	5.59	5.58
Commercial	4.00	4.36	4.67	4.88	5.00
Commercial real estate	4.13	4.48	4.81	5.00	5.10
Total commercial	4.12	4.34	4.61	4.85	4.94
Consumer:
Automobile	4.05	4.15	4.09	4.02	3.95
Home equity	4.75	5.03	5.38	5.56	5.61
Residential mortgage	3.70	3.73	3.80	3.84	3.86
RV and marine	4.91	4.96	4.96	4.94	4.96
Other consumer	12.39	12.71	13.34	13.29	13.07
Total consumer	4.45	4.59	4.72	4.76	4.75
Total loans and leases	4.29	4.47	4.67	4.80	4.85
Total earning assets	3.88	4.03	4.21	4.35	4.40
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	0.43	0.63	0.57	0.58	0.56
Money market deposits	0.81	0.99	1.20	1.15	1.04
Savings and other domestic deposits	0.17	0.20	0.22	0.23	0.23
Core certificates of deposit (4)	1.91	2.09	2.17	2.15	2.11
Other domestic deposits of $250,000 or more	1.56	1.70	1.85	1.92	1.82
Brokered deposits and negotiable CDs	1.22	1.67	2.21	2.39	2.38
Total interest-bearing deposits	0.68	0.87	0.98	0.97	0.94
Short-term borrowings	1.46	1.66	2.28	2.41	2.41
Long-term debt	2.70	3.50	3.59	3.91	3.98
Total interest-bearing liabilities	0.98	1.24	1.36	1.39	1.35
Demand deposits - noninterest-bearing	—	—	—	—	—
Net interest rate spread	2.90	2.79	2.85	2.96	3.05
Impact of noninterest-bearing funds on margin	0.24	0.33	0.35	0.35	0.34
Net interest margin	3.14%	3.12%	3.20%	3.31%	3.39%

Commercial Loan Derivative Impact
(Unaudited)
	Average Rates
	2020	2019	2019	2019	2019
Fully-taxable equivalent basis (1)	First	Fourth	Third	Second	First
Commercial loans (2)(3)	4.08%	4.36%	4.70%	4.88%	4.95%
Impact of commercial loan derivatives	0.04	(0.02)	(0.09)	(0.03)	(0.01)
Total commercial - as reported	4.12%	4.34%	4.61%	4.85%	4.94%

Average 1 Month LIBOR	1.41%	1.79%	2.18%	2.44%	2.50%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 9 for the FTE adjustment.

(2)	Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Includes nonaccrual loans.

(4)	Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Interest income	$975	$1,011	$1,052	$1,068	$1,070
Interest expense	185	231	253	256	248
Net interest income	790	780	799	812	822
Provision for credit losses	441	79	82	59	67
Net interest income after provision for credit losses	349	701	717	753	755
Service charges on deposit accounts	87	95	98	92	87
Card and payment processing income	58	64	64	63	56
Trust and investment management services	47	47	44	43	44
Mortgage banking income	58	58	54	34	21
Capital markets fees	33	31	36	34	22
Insurance income	23	24	20	23	21
Bank owned life insurance income	16	17	18	15	16
Gain on sale of loans and leases	8	16	13	13	13
Net (losses) gains on sales of securities	—	(22)	—	(2)	—
Other noninterest income	31	42	42	59	39
Total noninterest income	361	372	389	374	319
Personnel costs	395	426	406	428	394
Outside data processing and other services	85	89	87	89	81
Equipment	41	42	41	40	40
Net occupancy	40	41	38	38	42
Professional services	11	14	16	12	12
Amortization of intangibles	11	12	12	12	13
Marketing	9	9	10	11	7
Deposit and other insurance expense	9	10	8	8	8
Other noninterest expense	51	58	49	62	56
Total noninterest expense	652	701	667	700	653
Income before income taxes	58	372	439	427	421
Provision for income taxes	10	55	67	63	63
Net income	48	317	372	364	358
Dividends on preferred shares	18	19	18	18	19
Net income applicable to common shares	$30	$298	$354	$346	$339

Average common shares - basic	1,018	1,029	1,035	1,045	1,047
Average common shares - diluted	1,035	1,047	1,051	1,060	1,066

Per common share
Net income - basic	$0.03	$0.29	$0.34	$0.33	$0.32
Net income - diluted	0.03	0.28	0.34	0.33	0.32
Cash dividends declared	0.15	0.15	0.15	0.14	0.14

Revenue - fully-taxable equivalent (FTE)
Net interest income	$790	$780	$799	$812	$822
FTE adjustment	6	6	6	7	7
Net interest income (1)	796	786	805	819	829
Noninterest income	361	372	389	374	319
Total revenue (1)	$1,157	$1,158	$1,194	$1,193	$1,148

(1)	On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	Percent Changes vs.
(dollar amounts in millions)	2020	2019	2019	2019	2019	4Q19	1Q19
Net origination and secondary marketing income	$45	$43	$42	$30	$17	5%	165%
Net mortgage servicing income
Loan servicing income	16	15	15	15	14	7	14
Amortization of capitalized servicing	(9)	(13)	(13)	(10)	(9)	31	—
Operating income	7	2	2	5	5	250	40
MSR valuation adjustment (1)	(53)	25	(11)	(19)	(10)	(312)	(430)
Gains (losses) due to MSR hedging	57	(14)	19	17	7	507	714
Net MSR risk management	4	11	8	(2)	(3)	(64)	233
Total net mortgage servicing income	$11	$13	$10	$3	$2	(15)%	450%
All other	2	2	2	1	2	—	—
Mortgage banking income	$58	$58	$54	$34	$21	—%	176%

Mortgage origination volume	$2,136	$2,490	$2,097	$1,922	$1,235	(14)%	73%
Mortgage origination volume for sale	1,409	1,518	1,483	1,181	756	(7)	86

Third party mortgage loans serviced (2)	22,775	22,425	21,674	21,486	21,346	2	7
Mortgage servicing rights (2)	165	212	180	192	212	(22)	(22)
MSR % of investor servicing portfolio (2)	0.72%	0.95%	0.83%	0.90%	0.99%	(24)%	(27)%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2020	2019	2019	2019	2019
Allowance for loan and lease losses, beginning of period	$783	$783	$774	$764	$772
Cumulative-effect of change in accounting principle for financial instruments - credit losses (ASU 2016-13)	391	—	—	—	—
Loan and lease losses	(136)	(93)	(102)	(70)	(97)
Recoveries of loans previously charged off	19	20	29	22	26
Net loan and lease losses	(117)	(73)	(73)	(48)	(71)
Provision for loan and lease losses	447	74	82	58	63
Allowance of assets sold or transferred to loans held for sale	—	(1)	—	—	—
Allowance for loan and lease losses, end of period	1,504	783	783	774	764
Allowance for unfunded loan commitments and letters of credit, beginning of period	104	101	101	100	96
Cumulative-effect of change in accounting principle for financial instruments - credit losses (ASU 2016-13)	2
Provision for (reduction in) unfunded loan commitments and letters of credit losses	(6)	5	—	1	4
Unfunded commitment losses	(1)	(2)	—	—	—
Allowance for unfunded loan commitments and letters of credit, end of period	99	104	101	101	100
Total allowance for credit losses, end of period	$1,603	$887	$884	$875	$864
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.93%	1.04%	1.05%	1.03%	1.02%
Nonaccrual loans and leases (NALs)	270	167	179	182	183
Nonperforming assets (NPAs)	257	157	163	168	166
Total allowance for credit losses (ACL) as % of:
Total loans and leases	2.05%	1.18%	1.18%	1.17%	1.15%
Nonaccrual loans and leases (NALs)	287	190	202	206	207
Nonperforming assets (NPAs)	273	178	184	190	186

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2020	2019	2019	2019	2019
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$84	$36	$40	$21	$31
Commercial real estate:
Construction	—	—	(1)	(1)	—
Commercial	(1)	—	(1)	(2)	2
Commercial real estate	(1)	—	(2)	(3)	2
Total commercial	83	36	38	18	33
Consumer:
Automobile	7	9	8	5	10
Home equity	5	1	2	2	3
Residential mortgage	1	1	1	1	3
RV and marine	2	4	2	2	3
Other consumer	19	22	22	20	19
Total consumer	34	37	35	30	38
Total net charge-offs	$117	$73	$73	$48	$71

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	1.09%	0.47%	0.52%	0.27%	0.41%
Commercial real estate:
Construction	0.08	(0.03)	(0.40)	(0.08)	(0.11)
Commercial	(0.06)	0.01	(0.09)	(0.12)	0.12
Commercial real estate	(0.03)	—	(0.14)	(0.12)	0.08
Total commercial	0.89	0.38	0.40	0.20	0.35
Consumer:
Automobile	0.22	0.30	0.26	0.17	0.32
Home equity	0.19	0.02	0.11	0.07	0.12
Residential mortgage	0.02	0.04	0.03	0.05	0.10
RV and marine	0.27	0.39	0.23	0.25	0.39
Other consumer	6.45	7.26	7.07	6.02	6.29
Total consumer	0.35	0.39	0.38	0.31	0.41
Net charge-offs as a % of average loans	0.62%	0.39%	0.39%	0.25%	0.38%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2020	2019	2019	2019	2019
Nonaccrual loans and leases (NALs):
Commercial and industrial	$396	$323	$291	$281	$271
Commercial real estate	30	10	12	17	9
Automobile	6	4	5	4	4
Home equity	58	59	60	60	64
Residential mortgage	66	71	69	62	68
RV and marine	2	1	1	1	1
Other consumer	—	—	—	—	—
Total nonaccrual loans and leases	558	468	438	425	417
Other real estate, net:
Residential	8	9	10	10	14
Commercial	2	2	2	4	4
Total other real estate, net	10	11	12	14	18
Other NPAs (1)	18	19	32	21	26
Total nonperforming assets	$586	$498	$482	$460	$461

Nonaccrual loans and leases as a % of total loans and leases	0.72%	0.62%	0.58%	0.57%	0.56%
NPA ratio (2)	0.75	0.66	0.64	0.61	0.61
(NPA+90days)/(Loan+OREO) (3)	0.96	0.89	0.86	0.82	0.81

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2020	2019	2019	2019	2019
Nonperforming assets, beginning of period	$498	$482	$460	$461	$387
New nonperforming assets	274	175	165	117	218
Returns to accruing status	(18)	(20)	(24)	(16)	(33)
Loan and lease losses	(91)	(48)	(66)	(34)	(46)
Payments	(70)	(63)	(38)	(54)	(33)
Sales	(7)	(28)	(15)	(14)	(32)
Nonperforming assets, end of period	$586	$498	$482	$460	$461

(1)	Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.

(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(3)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2020	2019	2019	2019	2019
Accruing loans and leases past due 90+ days:
Commercial and industrial	$10	$11	$9	$5	$3
Commercial real estate	—	—	—	—	—
Automobile	8	8	8	7	6
Home equity	12	14	13	15	15
Residential mortgage (excluding loans guaranteed by the U.S. Government)	21	20	23	27	25
RV and marine	2	2	1	1	2
Other consumer	4	7	7	5	5
Total, excl. loans guaranteed by the U.S. Government	57	62	61	60	56
Add: loans guaranteed by U.S. Government	110	109	102	92	91
Total accruing loans and leases past due 90+ days, including loans guaranteed by the U.S. Government	$167	$171	$163	$152	$147

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.07%	0.08%	0.08%	0.08%	0.07%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.14	0.14	0.14	0.12	0.12
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.21	0.23	0.22	0.20	0.20

Accruing troubled debt restructured loans:
Commercial and industrial	$219	$213	$225	$245	$270
Commercial real estate	37	37	40	48	60
Automobile	42	40	39	37	37
Home equity	219	226	233	241	247
Residential mortgage	227	223	221	221	219
RV and marine	3	3	3	2	2
Other consumer	11	11	10	10	9
Total accruing troubled debt restructured loans	$758	$753	$771	$804	$844

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$119	$109	$84	$88	$86
Commercial real estate	4	6	6	6	6
Automobile	2	2	3	3	3
Home equity	25	26	26	26	28
Residential mortgage	42	42	44	43	43
RV and marine	2	1	1	1	1
Other consumer	—	—	—	—	—
Total nonaccruing troubled debt restructured loans	$194	$186	$164	$167	$167

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2020	2019	2019	2019	2019
Common equity tier 1 risk-based capital ratio: (1)
Total shareholders’ equity	$11,769	$11,795	$11,909	$11,668	$11,432
Regulatory capital adjustments:
CECL transitional amount (2)	386
Shareholders’ preferred equity	(1,207)	(1,207)	(1,207)	(1,207)	(1,207)
Accumulated other comprehensive income offset	(227)	256	175	273	455
Goodwill and other intangibles, net of related taxes	(2,141)	(2,153)	(2,162)	(2,174)	(2,187)
Deferred tax assets that arise from tax loss and credit carryforwards	(42)	(44)	(30)	(30)	(31)
Common equity tier 1 capital	8,538	8,647	8,685	8,530	8,462
Additional tier 1 capital
Shareholders’ preferred equity	1,207	1,207	1,207	1,207	1,207
Other	1	—	1	—	1
Tier 1 capital	9,746	9,854	9,893	9,737	9,670
Long-term debt and other tier 2 qualifying instruments	619	672	750	727	736
Qualifying allowance for loan and lease losses	1,127	887	884	875	864
Tier 2 capital	1,746	1,559	1,634	1,602	1,600
Total risk-based capital	$11,492	$11,413	$11,527	$11,339	$11,270
Risk-weighted assets (RWA)(1)	$90,174	$87,512	$86,719	$86,332	$85,966
Common equity tier 1 risk-based capital ratio (1)	9.47%	9.88%	10.02%	9.88%	9.84%
Other regulatory capital data:
Tier 1 leverage ratio (1)	9.01	9.26	9.34	9.24	9.16
Tier 1 risk-based capital ratio (1)	10.81	11.26	11.41	11.28	11.25
Total risk-based capital ratio (1)	12.74	13.04	13.29	13.13	13.11
Non-regulatory capital data:
Tangible common equity / RWA ratio (1)	9.32	9.62	9.83	9.58	9.34

(1)	March 31, 2020, figures are estimated.

(2)
The CECL transitional amount includes the impact of Huntington's adoption of the new CECL accounting standard on January 1, 2020 and 25 percent of the increase in reserves from January 1, 2020 through March 31, 2020.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Dividends, per share
Cash dividends declared per common share	$0.15	$0.15	$0.15	$0.14	$0.14
Common shares outstanding
Average - basic	1,018	1,029	1,035	1,045	1,047
Average - diluted	1,035	1,047	1,051	1,060	1,066
Ending	1,014	1,020	1,033	1,038	1,046
Tangible book value per common share (1)	$8.28	$8.25	$8.25	$7.97	$7.67
Common share repurchases
Number of shares repurchased	7	13	5	11	2
Non-regulatory capital

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2020	2019	2019	2019	2019
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$11,769	$11,795	$11,909	$11,668	$11,432
Less: goodwill	(1,990)	(1,990)	(1,990)	(1,990)	(1,990)
Less: other intangible assets	(222)	(232)	(244)	(257)	(269)
Add: related deferred tax liability (1)	47	49	51	54	56
Total tangible equity	9,604	9,622	9,726	9,475	9,229
Less: preferred equity	(1,203)	(1,203)	(1,203)	(1,203)	(1,203)
Total tangible common equity	$8,401	$8,419	$8,523	$8,272	$8,026
Total assets	$113,897	$109,002	$108,735	$108,247	$108,203
Less: goodwill	(1,990)	(1,990)	(1,990)	(1,990)	(1,990)
Less: other intangible assets	(222)	(232)	(244)	(257)	(269)
Add: related deferred tax liability (1)	47	49	51	54	56
Total tangible assets	$111,732	$106,829	$106,552	$106,054	$106,000
Tangible equity / tangible asset ratio	8.60%	9.01%	9.13%	8.93%	8.71%
Tangible common equity / tangible asset ratio	7.52	7.88	8.00	7.80	7.57
Other data:
Number of employees (Average full-time equivalent)	15,386	15,495	15,659	15,780	15,738
Number of domestic full-service branches (2)	839	868	868	868	898
ATM Count	1,434	1,448	1,442	1,687	1,727

(1)	Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

(2)	Includes Regional Banking and The Huntington Private Client Group offices.